UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MAY 10, 2006


                           INTERLINK ELECTRONICS, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                    0-21858                    77-0056625
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


          546 FLYNN ROAD, CAMARILLO, CALIFORNIA                    93012
         (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (805) 484-8855



                                    NO CHANGE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.        DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d) On May 10, 2006, the Board of Directors of Interlink Electronics, Inc. (the "Company") acted by written consent to increase the number of directors to seven and elect Edward Hamburg as a Class III director. Dr. Hamburg was also appointed to the Company's Audit Committee and will serve as its Chair. In connection with this appointment, Mr. Eugene F. Hovanec will no longer serve on the Audit Committee but remains a member of the Company's Board of Directors.

         Edward Hamburg, 55, was Executive Vice President of Corporate Operations, Chief Financial Officer, and Corporate Secretary of SPSS Inc. (NASDAQ: SPSS) from 1993 to 2004. He continues with SPSS in an executive advisory position, serves as a director and audit committee chair of Interactive Intelligence Incorporated (NASDAQ: ININ), Perceptive Software, Inc., and
ThruPoint, and is a venture partner with Morgan Stanley Private Equity. Dr. Hamburg holds B.A. and M.A. degrees from the University of Maryland at College Park as well as a Ph.D. from The University of Chicago.

         In consideration of his service, Dr. Hamburg will receive $2,000 per in-person board or committee meeting, $500 per telephonic board or committee meeting and $10,000 per annum for serving as the Chair of the Audit Committee. He has also been granted the option to purchase 30,000 shares of the Company's common stock, subject to vesting, at an exercise price equal to the market value of the Company's common stock on the date of grant. Dr. Hamburg was not elected pursuant to any arrangement or understanding between him and any other persons. He will serve as a director of the Company until the earlier of his death, resignation or removal.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

(a)      Effective  May 10,  2006,  the Board of Directors  amended  Article II,
Section 2.2 of the Company's Bylaws to expand the size of the Board of Directors to seven members by increasing the number of Class III directors to two and by increasing the number of Class I directors to three. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 and is incorporated by reference herein.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         3.2      Amended and Restated Bylaws, adopted May 10, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 11, 2006.


                           INTERLINK ELECTRONICS, INC.



                           By    /S/ CHARLES C. BEST
                                 ------------------------
                                 Charles C. Best
                                 Chief Financial Officer


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